EXHIBIT 99.1
                                                                    ------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF BRIGHTCUBE, INC. AND EXTREME VELOCITY GROUP, INC.


We have audited the accompanying consolidated balance sheet of Extreme Velocity Group, Inc. (the Company) as of December 20, 2000, and the related consolidated statements of operations, shareholders' deficiency, and cash flows for the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing principles generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Extreme Velocity Group, Inc. as of December 20, 2000, and the results of its operations and cash flows for the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has an accumulated deficit of $3,458,500 as of December 20, 2000 and incurred a net loss of $3,124,100 for the period from January 1, 2000 through December 20, 2000. Additionally, the Company has negative working capital of $1,803,200 as of December 20, 2000. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note
1. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

/s/  BDO Seidman, LLP

San Francisco, California

March 2, 2001

                                                                    EXHIBIT 99.1
                                                                    ------------


                           EXTREME  VELOCITY  GROUP,  INC.
                            CONSOLIDATED  BALANCE  SHEET


                                                               December 20,
                                                                   2000
                                                              --------------

ASSETS
CURRENT  ASSETS:
  Accounts receivable, net of allowance for doubtful
    accounts of $29,000                                       $      35,700
  Inventory                                                         179,700
  Prepaid expenses and other current assets                         102,500
                                                              --------------
TOTAL CURRENT ASSETS                                                317,900

PROPERTY AND EQUIPMENT, NET (NOTE 2)                                165,200
OTHER ASSETS                                                         53,600

                                                              --------------
TOTAL ASSETS                                                  $     536,700
                                                              ==============


LIABILITIES AND SHAREHOLDERS'  DEFICIENCY
CURRENT LIABILITIES:
  Bank overdraft                                              $     180,500
  Accounts payable                                                  362,000
  Accrued expenses (Note 3)                                          37,900
  Lines of credit due bank and related party (Note 6)               690,000
  Due to related party (Note 10)                                    800,000
  Note payable to Brightcube, Inc. (Note 10)                         38,700
  Note payable to minority shareholder (Note 10)                     12,000
                                                              --------------
TOTAL CURRENT LIABILITIES                                         2,121,100
                                                              --------------

Commitments and Contingencies (Notes 4, 5 and 9)

SHAREHOLDERS' DEFICIENCY (Notes 7, 10 and 12)
  Common stock, no par, 10,000,000 shares authorized, 1,064
shares issued and outstanding                                     1,874,100
  Accumulated deficit                                            (3,458,500)
                                                              --------------

TOTAL SHAREHOLDERS' DEFICIENCY                                   (1,584,400)
                                                              --------------

TOTAL LIABILITIES & SHAREHOLDERS' DEFICIENCY                  $     536,700
                                                              ==============

See  accompanying  notes  to  consolidated  financial  statements.

                                                                    EXHIBIT 99.1
                                                                    ------------


                            EXTREME VELOCITY GROUP, INC.
                        CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      July 1, 1999
                                                                     (Commencement
                                                   January 1, 2000   of Operations)
                                                       through           through
                                                    December 20,      December 31,
                                                        2000              1999
                                                  -----------------  ---------------
REVENUES (Note 1):
Dealer network membership fees                    $        873,900   $            -
Sales of product                                           492,400                -
                                                  -----------------  ---------------
TOTAL REVENUES                                           1,366,300                -
Cost of Revenues (Note 9)                                  452,600                -

                                                  -----------------  ---------------
GROSS PROFIT                                               913,700                -
                                                  -----------------  ---------------

OPERATING EXPENSES:
  Sales and marketing (Note 1 and 10)                    1,772,400           99,100
  General and administrative (Notes 4, 8 and 10)         2,126,500          235,300
                                                  -----------------  ---------------
TOTAL OPERATING EXPENSES                                 3,898,900          334,400

                                                  -----------------  ---------------
LOSS FROM OPERATIONS                                    (2,985,200)        (334,400)
                                                  -----------------  ---------------

OTHER INCOME (EXPENSE):
  Other income                                               4,200                -
  Interest expense (Note 10)                               (42,100)               -
  Litigation settlement (Note 5)                          (101,000)               -
                                                  -----------------  ---------------
TOTAL OTHER INCOME (EXPENSE)                              (138,900)               -

                                                  -----------------  ---------------
NET LOSS                                          $     (3,124,100)  $     (334,400)
                                                  =================  ===============

See  accompanying  notes  to  consolidated  financial  statements.

                                                                                                  EXHIBIT 99.1
                                                                                                  ------------

                                          EXTREME VELOCITY GROUP, INC.
                              CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIENCY


                                                                 Common Stock
                                                         --------------------------- (Accumulated
                                                            Shares         Amount       Deficit)       Total
================================================================================================================
JULY 1, 1999 (COMMENCEMENT OF OPERATIONS)                           -   $         -   $         -   $         -

     Issuance of common stock
        for cash in December 1999                                  20        25,000             -        25,000

     Issuance of common stock
        for services in December 1999                              20        25,000             -        25,000

     Additional Contributions (Notes 7 and 10)                              309,400                     309,400

     Net Loss                                                                            (334,400)     (334,400)

                                                         ---------------------------  ------------  ------------
BALANCES, DECEMBER 31, 1999                                        40       359,400      (334,400)       25,000

     Issuance of common stock
        for services in January 2000                               12        15,000                      15,000

     Issuance of common stock
        for cash in March 2000                                    980       202,000                     202,000

     Issuance of common stock
        for services in March 2000                                 32         5,000                       5,000

     Additional Contributions (Notes 7 and 10)                      -     1,292,700                   1,292,700

        Net Loss                                                                       (3,124,100)   (3,124,100)

                                                         ---------------------------  ------------  ------------
BALANCES, DECEMBER 20, 2000                                     1,064   $ 1,874,100   $(3,458,500)  $(1,584,400)
                                                         ===========================  ============  ============

See  accompanying  notes  to  consolidated  financial  statements.

                                                                                     EXHIBIT 99.1
                                                                                     ------------

                                   EXTREME VELOCITY GROUP, INC.
                               CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                   July 1, 1999
                                                                                   (Commencement
                                                                 January 1, 2000   of Operations)
                                                                     through           through
                                                                  December 20,      December 31,
                                                                      2000              1999
                                                                -----------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss                                                        $     (3,124,100)  $     (334,400)
Adjustment to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization                                           29,200                -
  Allowance for doubtful accounts                                         29,000                -
  Promotional activity funded by related party                           600,000                -
  Non-cash contributions for unreimbursed expenses                     1,292,700          309,400
  Common stock issued for services                                        20,000           25,000
  Changes in operating assets and liabilities:
    Accounts receivable                                                  (64,700)               -
    Inventory                                                           (179,700)
    Prepaid expenses and other current assets                           (102,500)               -
    Accounts payable                                                     362,000                -
    Accrued expenses                                                      26,600                -

                                                                -----------------  ---------------
  NET CASH USED IN OPERATING ACTIVITIES                               (1,111,500)               -
                                                                -----------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchase of property and equipment                                    (174,800)         (17,000)
  Acquisition of intangible assets                                       (38,700)               -
  Other assets                                                            (6,200)               -

                                                                -----------------  ---------------
  NET CASH USED IN INVESTING ACTIVITIES                                 (219,700)         (17,000)
                                                                -----------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Bank overdraft                                                         180,500                -
  Advances on lines of credit                                            690,000                -
  Proceeds from related party loan                                       183,000           17,000
  Proceeds from Brightcube loan                                           38,700                -
  Proceeds from shareholder loan                                          12,000                -
  Capital contributions                                                  202,000           25,000
                                                                -----------------  ---------------
  NET CASH PROVIDED BY IN FINANCING ACTIVITIES                         1,306,200           42,000
                                                                -----------------  ---------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                     (25,000)          25,000

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            25,000                -
                                                                -----------------  ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        $              -   $       25,000
                                                                =================  ===============

See  accompanying  notes  to  consolidated  financial  statements.

                                                                    EXHIBIT 99.1
                                                                    ------------

                          EXTREME VELOCITY GROUP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

THE  COMPANY

Extreme Velocity Group, Inc. ("EVG"), formerly Frameyourart.com, a California corporation commenced operations on July 1, 1999 and was incorporated on March 6, 2000. EVG provides Internet and digital imaging services and solutions to
the  art  market.    EVG's  original  focus  was  on  developing  its  off-line subscription based network of frame shops. EVG provides this network marketing support and Internet solutions. In addition, EVG has expanded its offerings to include other business-to-business art market websites and a proprietary line of digital paper and ink.

The digital paper was developed by Advanced Media Products, Inc. ("AMP"). AMP was incorporated on November 24, 1999 as a separate California corporation. Operations did not commence until January of 2000. Al Marco, the majority owner of EVG, is also the majority owner of Marco Fine Arts ("MFA"), a company which provided a majority of the loans and capital contributions to EVG and AMP since their commencement of operations (Notes 6 and 10).

On November 2, 2000, EVG issued 52 shares of its common stock to the shareholders of AMP in exchange for all of the outstanding shares of AMP. Due to the commonality of ownership, management and operations of the two companies, the transaction has been accounted for as a combination of entities under common control in a manner similar to a pooling of interests. Accordingly, the accompanying financial statements of AMP and EVG have been presented as if the companies had been merged for all periods presented. All inter-company accounts and transactions have been eliminated. Any reference herein to "the Company" includes EVG and AMP. Separate results of operations for the companies are as follows:

                2000                EVG             AMP        CONSOLIDATED
             Revenues          $   873,900      $ 492,400      $ 1,366,300
             Net  loss          (2,579,700)      (544,400)      (3,124,100)

                1999                EVG             AMP        CONSOLIDATED
             Revenues          $         -      $       -      $         -
             Net  loss            (334,400)             -         (334,400)

                                                                    EXHIBIT 99.1
                                                                    ------------

BASIS  OF  PRESENTATION  AND  GOING  CONCERN  UNCERTAINTY

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company had an accumulated deficit of $3,458,500 as of December 20, 2000 and incurred a net loss of $3,124,100 for the period from January 1, 2000 through December 20, 2000. Additionally, the Company has negative working capital of $1,803,200 as of December 20, 2000.

These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing or refinancing as may be required and ultimately to attain profitability. The Company is actively marketing its existing and new products, which it believes will ultimately lead to profitable operations. Management believes that after its acquisition by BrightCube, Inc. (Note 12), its available funds will be sufficient to meet its anticipated needs for working capital, capital expenditures and business operations through August 2001. However, no assurances can be given that these available funds will meet the Company's cash requirements in the future. After August 2001 the Company may need to seek additional funding.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

ACCOUNTS  RECEIVABLE  AND  ALLOWANCE  FOR  DOUBTFUL  ACCOUNTS

The Company grants credit to its customers after undertaking an investigation of credit risk for all significant amounts. An allowance for doubtful accounts is provided for estimated credit losses at a level deemed appropriate to adequately provide for known and inherent risks related to such amounts. The allowance is based on reviews of loss, adjustments history, current economic conditions and other factors that deserve recognition in estimating potential losses. While management uses the best information available in making its determination, the ultimate recovery of recorded accounts receivable is also dependent upon future economic and other conditions that may be beyond management's control.

INVENTORY

Inventory, consisting primarily of finished goods, is stated at the lower of cost (first-in, first-out) or market.

                                                                    EXHIBIT 99.1
                                                                    ------------

PROPERTY  AND  EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated economic useful lives of the assets, generally ranging from three to five years.

INTANGIBLE  ASSETS

Intangible assets, consisting of an Internet domain name and a trade name, are included in Other Assets and stated at cost, net of accumulated amortization. Amortization is computed by using the straight-line method over an estimated life of three years. The net book value of these intangible assets at December 20, 2000 was $47,400, net of accumulated amortization of $2,600.

LONG-LIVED  ASSETS

The Company periodically reviews its long-lived assets and certain identifiable intangibles for impairment. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the Company writes the asset down to its estimated fair value.

FAIR  VALUES  OF  FINANCIAL  INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

ACCOUNTS  RECEIVABLE  AND  ACCOUNTS  PAYABLE

The carrying amount of accounts receivable and accounts payable approximates fair value because of the short period of time to maturity.

SHORT-TERM  DEBT

The fair value of short-term debt approximates cost because of the short period of time to maturity and comparability to interest rates that are available to the Company for loans with similar terms and remaining maturities.

REVENUE  RECOGNITION  AND  CONCENTRATION

The Company's revenues are derived principally from the sale of subscriptions to its dealer network and the sale of digital paper and ink. Subscription revenues are derived from numerous customers located principally in metropolitan areas throughout the United States and billed to credit cards on a monthly basis. Generally the credit cards are billed at the end of a month of service. Therefore, the revenue is considered fully earned and no deferred revenue is recognized. The Company originally offered two plans for subscriptions; monthly billings and a year prepaid. The number of prepaid yearly subscriptions was very small with the vast majority of subscribers electing the monthly billings. Product revenue from the sale of digital paper and ink are recognized upon shipment, provided no significant obligations remain and collectibility is likely. For the period from January 1, 2000 through December 20, 2000, the
Company had three customers that comprised 50%, 15% and 10% of total AMP sales (18%, 5% and 4% of total consolidated revenues). Included in accounts receivable at December 20, 2000 is $1,100 and $3,700 due from two of these customers.

                                                                    EXHIBIT 99.1
                                                                    ------------

ADVERTISING

The cost of advertising is expensed as incurred, except for certain promotional art prints which are capitalized and amortized over the promotional period (generally less than one year). Included in prepaid expenses and other current assets at December 20, 2000 are promotional art prints totaling $100,000. Advertising costs for the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999 aggregated $1,772,400 and $99,100, respectively.

INCOME  TAXES

The Company is recognized as an S Corporation for income tax purposes under the terms of which the shareholders agree to include their respective share of the taxable income of the Company in their individual tax returns.

NEW  ACCOUNTING  PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged assets or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain and loss is recognized in income in the period of change. SFAS No. 133, as amended by SFAS No. 137, is effective for all fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard on January 1, 2001 to affect its financial statements.

In December 1999, the SEC staff released Staff Accounting Bulletin (SAB) No. 101, Revenue Recognition in Financial Statements, which provides interpretive guidance on the recognition, presentation, and disclosure of revenue in financial statements. SAB 101 must be applied to financial statements no later than the quarter ended September 30, 2000. There was no material impact from the application of SAB 101 on the Company's financial position, results of operations, or cash flows.

In March 2000, the FASB issued Interpretation No. 44 (FIN 44), Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25. FIN 44 clarifies the application of Opinion No. 25 for (a) the definition of an employee for purposes of applying Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan,
(c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 became effective July 2, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or January 12, 2000. FIN 44 did not have a material impact on the Company's financial position, results of operations, or cash flows.

                                                                    EXHIBIT 99.1
                                                                    ------------

NOTE  2.  PROPERTY  AND  EQUIPMENT

Property  and  equipment consists of the following:

                                   December 20, 2000

Office equipment                  $            7,200
Furniture and fixtures                        26,300
Computers and computer equipment              58,500
Leasehold Improvements                        99,800
                                  ------------------
                                             191,800

Less accumulated depreciation                 26,600
                                  ------------------

                                  $          165,200
                                  ==================


NOTE  3.  ACCRUED  EXPENSES

A  summary  of  accrued  expenses  follows:

                                   December 20, 2000

Vacation                          $           12,900

Sales Tax payable                              2,000

Salaries and wages                            11,700

Domain name payable                           11,300

                                  ------------------
                                  $           37,900
                                  ==================


NOTE  4.  LEASE  COMMITMENTS

LEASES

The Company leases its facility and certain equipment under operating leases which expire on December 2004 and August 2003, respectively. The facility is leased from the Company's majority shareholder, Al Marco (Note 10), and requires the Company to pay certain maintenance and operating expenses, such as utilities, property taxes and insurance costs. Rent expense related to these operating leases for the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999 was $148,000 and $35,700, respectively.

                                                                    EXHIBIT 99.1
                                                                    ------------

A summary of future minimum lease payments required under non-cancelable leases with terms in excess of one year follows:

Years ending December 31,

2001                                 $          158,200

2002                                            165,700

2003                                            168,900

2004                                            173,600

                                     ------------------
Total future minimum lease payments  $          666,400
                                     ==================

NOTE  5.   LITIGATION  SETTLEMENT

On December 7, 2000, the Company and one of its minority shareholders entered into a settlement agreement with a vendor which provided for the payment of $26,000 by the Company and $75,000 by one of the Company's minority shareholders for a release of all claims relating to a trade secret infringement lawsuit. Since the Company reimbursed the minority shareholder for his portion of the cash settlement, the entire $101,000 has been recorded in Other Expense during the period from January 1, 2000 through December 20, 2000.

NOTE  6.   DEBT  AGREEMENTS

The Company maintains a $250,000 revolving line of credit with a bank and a second $440,000 line of credit for the Company's benefit, which is maintained by MFA. These lines are secured by all of the Company's assets, including accounts receivable, inventory and intangible assets and are personally guaranteed by Al Marco. The $250,000 line of credit accrues interest at 1.375% over the lenders prime rate (9.5% at December 20, 2000) and the $440,000 line of credit accrues at 1% over the prime rate. The lines were fully withdrawn as of December 20, 2000 with a consolidated balance of $690,000. As of December 20, 2000, the weighted average interest rate was 10.57%. In connection with the purchase of the Company by BrightCube, Inc. ("BrightCube") on December 20, 2000 (Note 12), BrightCube assumed and refinanced the entire $690,000 loan. Under the refinanced terms, the $690,000 loan is due in twenty-four monthly principal payments of $28,800 plus interest at the prime rate plus 1.25% through December 2002. The refinanced terms also require that BrightCube maintain minimum cash balances of at least 1.75 times the current principal balance of the loan. Should the cash balance fall below the minimum cash requirements an amount equal to the principal balance will become restricted.

                                                                    EXHIBIT 99.1
                                                                    ------------

NOTE  7.   COMMON  STOCK

The Company authorized 1,000,000 shares of no-par value common stock on March 6, 2000. On August 22, 2000, the Company amended their Articles of Incorporation for an increase in authorized shares from 1,000,000 to 10,000,000. The 1,064 shares issued during the period from July 1, 1999 through December 20, 2000 reflect the Company's stock register on a post-AMP merger basis. Included in the statements of shareholders' deficiency during the period from January 1, 2000 through December 20, 2000 and the period from July 1, 1999 (Commencement of Operations) through December 31, 1999 are actual cash contributions totaling $202,000 and $25,000, respectively, with the additional contributions representing the Company's expenses paid for directly by MFA and non-cash contributions (Note 10).

NOTE  8.   INCOME  TAXES

The Company has elected to be an S Corporation for tax purposes, under the terms of which the shareholders agree to include their respective share of the taxable income of the Company in their individual income tax return. As a result, no federal income tax is imposed on the Company. California recognizes Federal S Corporation provisions, but imposes a tax on the Company's taxable income at a reduced rate. Because the Company has incurred a taxable loss since its commencement of operations, the income tax provision for each period presented consists of the California State minimum tax of $800 for each affiliate, which has been included in selling, general and administrative expenses.

NOTE  9.   MAJOR  SUPPLIERS

For the period from January 1, 2000 through December 20, 2000, AMP had two suppliers that comprised approximately 70% and 15% of total purchases. Included in accounts payable at December 20, 2000 is $11,700 due to one of these vendors. Management believes other vendors could supply similar products, but on terms that may not be as favorable as currently being offered. A change in suppliers could cause a delay in availability of products and possible loss of sales, which could adversely affect operating results. The cost of revenues included in the Statements of Operations for the period from January 1, 2000 through December 20, 2000 relates principally to product sales made by AMP.


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                                                                    EXHIBIT 99.1
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NOTE  10.   RELATED  PARTY  TRANSACTIONS

Since its commencement of operations, the Company has received non-interest bearing loans from MFA totaling $800,000 at December 20, 2000 including $600,000 in promotional art prints. In connection with the purchase of the Company by BrightCube on December 20, 2000 (Note 12), BrightCube repaid the entire amount due MFA.

On December 11, 2000 the Company received a $38,700 loan from BrightCube for working capital purposes.

The Company received a $12,000 loan from one of its minority shareholders in November 2000. The entire balance of the loan was repaid on January 10, 2001.

The following related party transactions have been recorded as capital contributions as the liabilities for these items have been assumed by Al Marco, the CEO and majority shareholder of EVG and/or MFA:

During the period from January 1, 2000 through December 20, 2000, the Company received approximately $396,300 in promotional art prints from MFA, of which $100,000 is on hand at December 20, 2000 for use in future promotions and is included in prepaid expenses and other current assets.

In connection with the line of credit that MFA maintains for the Company's benefit (Note 6), $24,600 of interest was paid by MFA on behalf of the Company during the period from January 1, 2000 through December 20, 2000.

Four unrelated companies have rendered consulting services to EVG, totaling $312,700 and $79,700 in 2000 and 1999, respectively, that were not compensated. Al Marco has agreed to provide payment separate from EVG.

Tony Marco, brother of Al Marco, provided human resource, administration and operational services totaling $96,000, of which $80,000 and $16,000 pertained to the period from January 1, 2000 through December 20, 2000 and for the period from July 1, 1999 (Commencement of Operations) through December 31, 1999, respectively. He was not compensated for these services and Al Marco has agreed to provide payment separate from EVG.

Al Marco, who owns the building occupied by EVG, has contributed rent in the amount of $142,800 and $35,700 for the period from January 1, 2000 through December 20, 2000 and for the period from July 1, 1999 (Commencement of Operations) through December 31, 1999, respectively (Note 4).

Al Marco contributed services estimated at $150,000 during the period from January 1, 2000.


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                                                                    EXHIBIT 99.1
                                                                    ------------

NOTE  11.   STATEMENT  OF  CASH  FLOWS

During the period from January 1, 2000 through December 20, 2000, the Company paid $18,100 for interest, and $1,600 for income taxes. During the period from July 1, 1999 (Commencement of Operations) through December 31, 1999, no cash was paid for interest nor income taxes.

NOTE  12.   MERGER  AGREEMENT

On December 20, 2000, 100% of the Company's common stock was purchased by BrightCube for 18,192,600 shares of BrightCube restricted common stock of which 3,208,600 shares were placed in a twelve-month escrow account as security for the indemnification obligations of the former EVG shareholders. In addition, BrightCube agreed to assume and pay an $800,000 liability of EVG to MFA and certain lines of credit aggregating $690,000 (Note 6).


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